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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2004







                                CDKNET.COM, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                     0-27587                      22-3586087
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(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)



                                948 US Highway 22
                           North Plainfield, NJ 07060
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                    (Address of Principal Executive Offices)



                                 (908) 769-3232
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              (Registrant's telephone number, including area code)



                                       N/A
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          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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Item 5.02  Departure of Directors or Principal Officers
           --------------------------------------------

By letter addressed to the registrant dated October 11, 2004, Steven A. Horowitz, resigned his position as director effective 5:31PM on that day. Mr. Horowitz cited his pursuit of other business opportunities as his reason for resigning. Mr. Horowitz had served as our sole director since May 24, 2004 following the resignations of Andrew J. Schenker and Anthony Bonomo in accordance an Agreement and Plan of Merger effected May 24, 2004 and related Shareholders and Voting Agreement dated May 21, 2004.

Concurrently, the following persons assumed their positions as directors, as previously reported on Form 8-K dated May 24, 2004:

     o    Oleg Logvinov
     o    William H. Carson
     o    Andrew S. Prince
     o    Gennaro Vendome

Each of these directors were appointed by Steve A. Horowitz on August 12, 2004 under the terms of the above Merger and Shareholders Agreements to be directors, subject to compliance with Rule 14f-1 and the mailing of an information statement to our stockholders.

Information concerning the business background, stockholdings and transactions between us and these directors is contained in our Form 8-K dated May 24, 2004 and our Amended Information Statement pursuant to Rule 14f-1 which was filed with the Securities and Exchange Commission on October 6, 2004 (amending a statement filed and mailed September 7, 2004) and mailed to stockholders on or about October 8, 2004.

Item 9.01  Financial Statements and Exhibits
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(c)   Exhibits.

99.1      Letter of resignation dated October 11, 2004 from Steven A. Horowitz.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CDKNET.COM, INC.



                                             By: /s/ Kirk M. Warshaw
                                                 -------------------------------
                                                 Kirk M. Warshaw, CFO

Date: October 15, 2004
















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